The Race For Global Resources: Implications For Crop Nutrient Markets Jim Prokopanko President and CEO The Mosaic Company 2008 ARA Conference and Exposition Austin, TX December 3, 2008 Exhibit 99.1

Thank you Don and good morning everyone.
It is a pleasure to participate once again in the ARA annual conference and exposition.  This is a great opportunity for me to meet with many of our customers and, at the same time, kick a few tires on the latest application equipment.

2008 ARA Conference and Exposition December 3, 2008
2
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material,  energy and transportation markets subject to competitive market pressures; changes in foreign currency and exchange rates; international trade risks; changes in governmental  policy, including but not limited to governmental activities to address rising food and crop nutrient prices;
changes in environmental and other governmental regulation; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation and other environmental regulation differing from management’s current estimates; accidents and other disruptions involving our operations, including brine inflows at our Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

I want to remind you that this presentation includes forward-looking statements and caution you that actual results may differ from those either made or suggested in this presentation.
History has taught us that unpredictable developments such as unexpected changes in government policies or a global financial crisis can greatly impact our businesses.

2008 ARA Conference and Exposition December 3, 2008
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Topics
The race for global resources: long term opportunities
Strong grain and oilseed demand prospects
Traditional food demand drivers
The expected impact of biofuels
Implications for grain and oilseed production
Positive long term crop nutrient demand forecasts
Pit stops along the way:  short term challenges
The perfect storm this fall/winter
Global financial crisis
Crop nutrient market recalibration
Late U.S. harvest
A perfect storm next spring?
Risk management lessons

Market conditions no doubt have changed since the planning committee selected “The Race for Global
Resources” as the theme of this year’s conference.  I suspect the committee might chose a different theme today given the volatility in financial and commodity markets during the last few months.
However, I think “The Race for Global Resources,” still is an appropriate choice because it is the reason why we believe there are tremendous opportunities for global agriculture -- and for U.S. agricultural retailers
-- over the long term.  The first part of this presentation will focus on those long term opportunities.
Every race requires a number of pit stops for re-fueling, new tires and mechanical adjustments.  The unprecedented volatility in financial and commodity markets has forced us into the pit.  Crop nutrient producers and retail distributors face serious challenges today. I will address those challenges in the last part of the presentation.
But make no mistake, we also believe the race for global resources is still on and that agriculture has not crashed or blown its engine.  We are very much in this race and believe there are great opportunities ahead of us -- once we make a few adjustments, exit the pit and get back on track.

2008 ARA Conference and Exposition December 3, 2008
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Grain and oilseed demand growth has accelerated
World Grain and Oilseed Use
1,700
1,800
1,900
2,000
2,100
2,200
2,300
2,400
2,500
2,600
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Mil Tonnes
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
Food/Feed/Other U.S. Ethanol U.S. Ethanol Percent of Total
Source: USDA

Strong demand prospects are the basis for our positive long term outlook.
The pace of grain and oilseed demand growth clearly accelerated during the last five years.  For example, global demand increased 2.6% per year during the last five years.  That is up 130 basis points from an annual rate of 1.3% from 1990 to 2003.

2008 ARA Conference and Exposition December 3, 2008
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The 500 million tonne challenge
World Grain and Oilseed Use
1,000
1,250
1,500
1,750
2,000
2,250
2,500
2,750
3,000
3,250
80 85 90 95 00 05 10 15 20
Source:  USDA and Mosaic
Mil Tonnes
Actual Actual for US Ethanol Forecast Forecast for U.S. Ethanol
Compound Annual Growth Rates
1990-03 2003-2008 2003-20
1.3% 2.6% 1.8%

More importantly, we forecast that world grain and oilseed use will continue to increase at a faster pace than historical trends due to steady population growth, higher per capita incomes and further increases in biofuels production.  We project that global grain and oilseed production will increase about 20% or more than 500 million tonnes between now and 2020.
This chart also sheds some light on the impact of the current financial crisis on grain and oilseed demand.
If you look closely at the graph, you will note that global grain and oilseed use has declined in only two years since 1980. And the decline in each of those years – namely the 1988/89 and the 1995/96 crop years – was largely the result of a poor harvest and a rise in prices needed to allocate short supplies to their highest valued uses.
You will also notice that grain and oilseed use continued to increase during the severe global recession of the early 1980s.  Real GDP per capita declined 0.7% in 1981 and another 1.4% in 1982, but global grain and oilseed use still registered steady increases during the most serious downturn of the global economy since the Great Depression.  As I like to say, people still eat during economic downturns.

2008 ARA Conference and Exposition December 3, 2008
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Grain and oilseed demand drivers
Projected Sources of Grain and Oilseed Demand Growth
2008-2020
Income Growth
48%
Biofuels
13%
Population
Growth
39%

These long term demand forecasts were derived from a model that predicts use based on population and real GDP per capita.  The amount of corn ground into ethanol in the United States was excluded from the statistical analysis and then added back based on actual and future mandated use.
This chart shows the drivers of grain and oilseed demand between 2008 and 2020. Our model projects that increases in population will account for about 39% of projected growth while increases in per capita
GDP will account for 48% of the 500 million tonne increase in global grain and oilseed use between now and 2020. Biofuels is projected to account for the remaining 13% with most of that coming during the next few years.

2008 ARA Conference and Exposition December 3, 2008
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The world adds the equivalent of another Thailand
and Laos to global population each year
World Population Growth By Region
0
10
20
30
40
50
60
70
80
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Source:  Global Insight
Million
Asia Africa Latin America Other

Let’s look at each of these drivers in more detail.
Increases in population are steady and predictable.  Global population is projected to increase from 6.6 billion today to 7.5 billion in 2020.
The world sets the dinner table for 73 million more people each year.  That is the equivalent of adding another Thailand and Laos to global population year after year.
The increase in population alone boosts expected grain and oilseed demand about 18 million tonnes per year.
Most models predict that population growth rates will slow due to economic and demographic factors. In fact, annual growth rates are projected to slow modestly from about 1.1% today to 0.9% in 2020, but that means the world still will add about 69 million people each year by the end of the forecast period.

2008 ARA Conference and Exposition December 3, 2008

0.30
0.37
Asia and Africa projected to account for more than
80% of the growth in world population
World Population
in Billions
Asia & Oceania
Middle East
Source: Global Insight
6.65
7.52
2008 2020
3.69
4.14
Latin
America
0.58 0.65
Former Soviet
Union
0.29
0.29
Europe
0.52
0.52
Africa
0.93
1.18
North
America
0.34
0.37

This chart shows where population is expected to increase. Asia (including Oceania) and Africa are expected to account for more than 80% of the increase in world population between now and 2020. 8

2008 ARA Conference and Exposition December 3, 2008
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People upgrade their diets as incomes climb from
low to moderate levels
Meat Consumption vs GDP (per capita in 2002)
y = 17.913Ln(x) - 91.411
R
2
= 0.6745
0
20
40
60
80
100
120
140
160
0 5000 10000 15000 20000 25000 30000 35000 40000
Income per Capita (1997 US$)
Source: FAO, Global Insight

Income growth is the second driver of grain and oilseed demand.
Statistics show that people upgrade their diets to include more protein-rich foods as incomes increase, especially from very low to moderate levels.
For example, this analysis indicates that, on average, per capita meat consumption increases from about 7 to 20 kilograms per year as income increases from $250 to $500 per year.  Meat consumption climbs further from 20 to 32 kilograms per year as income grows from $500 to $1000 per year.

2008 ARA Conference and Exposition December 3, 2008
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Increases have occurred during the last 10 years
due to income growth in many countries
UAE 44.4
Brazil 16.1
Mexico 10.9
Russia 8.3
Australia 7.9
USA 7.4
Argentina 7.2
S Korea 3.7
EU27 3.1
Vietnam 2.9
China 2.7
Japan 1.6
India 1.4
Indonesia 0.9
Philippines 0.9
Thailand 0.6
Malaysia 6.9
0 10 20 30 40 50 kg per capita
Change in Per Capita Broiler Consumption
1997 - 2007
Source: USDA and Global Insight

Let’s take a closer look at recent trends for a couple of protein-rich foods.
This chart shows the change in per capita broiler consumption in 17 countries during the last 10 years.
Many developing countries such as the big three Latin American countries registered impressive gains.
Other gains may look modest, but the impact of the three most populous developing countries in the world
– namely China, India and Indonesia – increasing broiler consumption 2.7, 1.4 and 0.9 kilograms per person during the last 10 years is significant.
Annual broiler consumption in these three countries today is 70% or almost 6.0 million tonnes greater than
10 years ago.  By comparison, annual consumption in Argentina, Brazil and Mexico today is about 84% or
5.3 million tonnes greater than in 1997.

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Large gains have occurred during the last 10 years
in many large developing countries
China 9.3
Brazil 6.1
Mexico 5.4
India 5.1
Indonesia 0.4
USA 0.2
Australia -0.8
Malaysia -0.9
Japan -5.3
EU27 -7.2
Russia -12.5
Argentina -14.3
Philippines -0.1
Thailand -0.6
-30 -20 -10 0 10 20 30
kg per capita
Change in Per Capita Dairy Consumption
1997 - 2007
Source: USDA and Global Insight

Meat obviously is not the only way to upgrade one’s diet.  People also consume more fish, eggs and dairy products as incomes increase.
This chart shows the change in per capita consumption of dairy products for 14 countries during the last 10 years.
Consumption of dairy products is on the rise in many of the large and rapidly developing countries around the world.
Consumption of dairy products has increased more than 9 kilograms per person in China and more than 5 kilograms per person in India during the last 10 years. That is impressive.

2008 ARA Conference and Exposition December 3, 2008
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One billion people are projected to join the middle
class in China and India by 2025
McKinsey studies
China and India -- 1.1 billion people are projected to join the middle class between 2005 and 2025
China
Middle class is projected to grow from 130 million in 2005 to 690 million in 2025
Lower middle class:  annual income of 25,000 – 40,000 RMB
Upper middle class:  annual income of 40,000 – 100,000 RMB
India
Middle class is projected to grow from 50 million in 2005 to 580 million in 2025
Middle class:  annual income of 200,000 – 1,000,000 Rupees

The last several slides showed some pretty impressive growth in the consumption of protein-rich and grain-
intensive foods in the developing world.  But that is history.
Despite the current downturn in the global economy, what really excites us is demand prospects during the next 10 to 20 years.
Studies by McKinsey & Company project that more than one billion people will join the ranks of the middle class in China and India between 2005 and 2025. This burgeoning middle class should continue to upgrade diets to include more meat, fish, dairy and eggs.
The steady increases in population coupled with strong income growth, especially in the developing world, are projected to continue to power grain and oilseed demand at the faster clip than in the past.
And that, obviously, is good for crop nutrient demand prospects.

Current Ethanol Plants
Ethanol Plants Under Expansion
Ethanol Plants Under Construction

Ethanol Industry Fast Fact

181 Ethanol plants in operation with …
11.2 Billion gallons of annual capacity
21 Ethanol plants under construction and …
5 Ethanol plants expansions will add
2.2 Billion gallons of annual capacity

Renewable Fuel Association, November 20, 2008

Mosaic

2008 ARA Conference and Exposition December 3, 2008 13 U.S. ethanol plants and capacity

In addition to these traditional demand drivers, biofuels has emerged as a significant component of grain and oilseed demand growth.
According to the latest information compiled by the Renewable Fuels Association, 181 ethanol plants with combined capacity of 11.2 billion gallons were operating in the United States last month.
In addition, 21 new plants were under construction and expansions at five existing plants were in process that will add almost 2.2 billion gallons of new capacity.
As a result, U.S. ethanol capacity is projected to increase from 11.2 billion gallons today to 13.4 billion gallons within the next year or so.
De-bottlenecking of these facilities likely will enable the U.S. industry to expand to meet the 15 billion gallon mandate by 2015.  In other words, the U.S. ethanol industry already has sunk most of the capital needed to meet the renewable fuel standard for corn-based ethanol in 2015.

2008 ARA Conference and Exposition December 3, 2008
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Ethanol accounts for almost 7% of gasoline supplies
and is projected to account for 10% by 2015
U.S. Ethanol Production
0
2
4
6
8
10
12
14
16
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15
Source:  EIA and Mosaic
Bil Gal
0%
2%
4%
6%
8%
10%
12%
14%
16%
Percent
Actual Forecast Percent of Gasoline Use

This chart shows the exponential increase in U.S. ethanol production.  Production totaled 6.5 billion gallons in 2007 and we estimate that production will climb to approximately 9.3 billion gallons in 2008.
Corn-based ethanol accounted for 4.6% of U.S. gasoline supplies in 2007 and is projected to account for
6.6% of supplies in 2008.  Based on current mandates, corn-based ethanol is projected to account for approximately 10% of U.S. gasoline supplies by 2015.
Those are significant percentages.  Ethanol is a renewable fuel that is having a market impact.  By comparison, wind-powered turbines generated 0.8% of total U.S. electricity in 2007.

2008 ARA Conference and Exposition December 3, 2008
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One-third of the U.S. corn crop now is used to
produce ethanol
U.S. Corn Used for Fuel Ethanol Production
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
01 02 03 04 05 06 07 08 09 10 11 12 13 14
Crop Year Beginning September 1
Bil Bu
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
55%
Source: USDA and Mosaic
Pct of Crop
Actual/Estimate Forecast Percent of Crop

Ethanol now ranks as the the second largest use of U.S. corn. Feed remains the largest but ethanol has eclipsed exports for the number two spot.
The U.S. industry ground 3.0 billion bushels of corn into ethanol during the 2007/08 crop year -- or almost
23% of the record crop harvested in 2007.  Corn used for ethanol production is projected to climb to about
4.0 billion bushels in 2008/09 and to 5.0 billion by 2014/15.
About one out of three bushels of corn harvested this past fall is expected to end up at a ethanol plant in
2008/09.  However, more than 30% of the corn that is fed into the front end of an ethanol plant comes out the back end as distillers dried grain or DDG.
DDG is an excellent feed for ruminant animals such as cattle and feeders are using it at increasingly higher percentages in swine and poultry rations.  As a result, the net amount of corn actually utilized for ethanol production is expected to total about 2.75 billion bushels in 2008/09 or about 23% of this year’s crop.

2008 ARA Conference and Exposition December 3, 2008

Topics
The race for global resources: long term opportunities
Strong grain and oilseed demand prospects
Traditional food demand drivers
The expected impact of biofuels
Implications for grain and oilseed production
Positive long term crop nutrient demand forecasts
Pit stops along the way:  short term challenges
The perfect storm this fall/winter
Global financial crisis
Crop nutrient market recalibration
Late U.S. harvest
A perfect storm next spring?
Risk management lessons

So, what does all of this mean for grain and oilseed production and crop nutrient demand? 16

2008 ARA Conference and Exposition December 3, 2008

The 500 million tonne challenge
World Grain and Oilseed Use
1,000
1,250
1,500
1,750
2,000
2,250
2,500
2,750
3,000
3,250
80 85 90 95 00 05 10 15 20
Source:  USDA and Mosaic
Mil Tonnes
Actual Actual for US Ethanol Forecast Forecast for U.S. Ethanol
Compound Annual Growth Rates
1990-03 2003-2008 2003-20
1.3% 2.6% 1.8%

We noted earlier that the world likely will have to boost global grain and oilseed production 20% between now and 2020. That is the 500 million tonne challenge. 17

2008 ARA Conference and Exposition December 3, 2008
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More area and higher yields are required to meet
projected grain and oilseed demand
World Harvested Area and Average Yield
750
775
800
825
850
875
900
925
80 85 90 95 00 05 10 15 20
Source:  USDA and Mosaic
Mil Ha
1.75
2.00
2.25
2.50
2.75
3.00
3.25
3.50
MT Ha
Actual  Area Forecast Area Actual Yield Required Yield

Additional harvested area and steady increases in yields are required to meet this challenge.
This chart shows the average global yield required to meet projected demand, assuming further small increases in harvested area worldwide.
You can see that the average yield must increase at a rate slightly greater than trend during the forecast period.

2008 ARA Conference and Exposition December 3, 2008
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Higher application rates to achieve required yields
World Average Yield and Application Rate
100
125
150
175
200
225
250
275
80 85 90 95 00 05 10 15 20
Source:  IFA, USDA and Mosaic
KG HA
1.75
2.00
2.25
2.50
2.75
3.00
3.25
3.50
MT HA
App Rate - Actual App Rate - Model Yield - Actual Yield -Rqrd

Improved genetics and more intensive cropping practices are required to achieve the needed growth in yields during this period.
Based on the historical relationship between yields and nutrient application rates, this chart shows the application rates required to achieve the yields needed to meet projected grain and oilseed demand.
The average application rate is projected to increase to more than 250 kilogram per hectare in order to achieve a yield of almost 3.4 tonnes per hectare in 2020.

2008 ARA Conference and Exposition December 3, 2008
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Model predicts that global nutrient use will increase
to more than 230 million tonnes by 2020
World Nutrient Use
50
75
100
125
150
175
200
225
250
80 85 90 95 00 05 10 15 20
Source:  IFA and Mosaic
MMT
Actual - ROW Actual - FSU Mosaic Model

Based on this analysis of the underlying agricultural fundamentals, we forecast that global nutrient use will increase from about 170 million tonnes in 2007 to more than 230 million tonnes in 2020. Global nutrient use is projected to increase 3.3% per year between 2005 and 2010 and 2.4% per year between 2010 and
2020.

2008 ARA Conference and Exposition
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December 3, 2008
Topics
The race for global resources: long term opportunities
Strong grain and oilseed demand prospects
Traditional food demand drivers
The expected impact of biofuels
Implications for grain and oilseed production
Positive long term crop nutrient demand forecasts
Pit stops along the way:  short term challenges
The perfect storm this fall/winter
Global financial crisis
Crop nutrient market recalibration
Late U.S. harvest
A perfect storm next spring?
Risk management lessons

Based on that analysis, the long term outlook for global agriculture continues to look rock solid to us.  This race for global resources will create great opportunities for both crop nutrient producers and agricultural retailers over the long haul.
However, the unprecedented volatility in financial and commodity markets during the last year has caused serious challenges for all of us in the near term.

2008 ARA Conference and Exposition December 3, 2008
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A perfect storm hits crop nutrient markets
Impact of global financial crisis on nutrient markets
Credit constraints limit sales in some regions
Commodity sell-off erodes farm economics and nutrient demand
Slower economic growth prospects reduced energy demand and prices
Lower operating and raw materials costs
Lower biofuels prices
Lower freight rates
The re-calibration of crop nutrient markets
Large distribution pipeline stocks in some regions
Late North American fall season
Consequences
Customers step out of the market due to expectations of lower prices
Producers curtail production in response to stock builds
Inventory risk exposure along the supply chain

In fact, a number of developments have created a “perfect storm” that is buffeting crop nutrient markets today.
The global financial crisis has impacted crop nutrient markets in several ways.  First, reduced credit has limited sales in some regions such as South America.  Second, the commodity sell-off has lowered crop prices, eroded farm economics and reduced nutrient demand prospects.  Finally, slower economic growth has reduced energy prices which in turn has lowered operating and raw materials costs as well as biofuels prices.
As a result, crop nutrient markets are re-calibrating to a new equilibrium based on lower crop prices, lower energy and raw materials costs and lower freight rates.
Other factors such as large distribution pipeline stocks and the late fall application season in North America are part of this “perfect storm.”
As a consequence, customers have stepped out of the market due to expectations of lower prices.
Producers are curtailing output in response to stock builds.  And sharply lower prices have increased inventory risk all along the supply chain.

2008 ARA Conference and Exposition December 3, 2008
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New crop prices and corn vs. oil prices
New Crop Prices
Daily Close of 2009 New Crop Options Jan 1 to Nov 22
4
6
8
10
12
14
16
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov
$ BU
Dec 09 Corn Nov 09 Soybeans Jul 09 Wheat
Source: CBOT and KCBOT
WTI Crude Oil vs. Corn Nearby Futures Prices
y = 0.0393x + 1.2791
3.0
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
40 60 80 100 120 140 160
$ BBL
Source: NYMEX and CBOT
R
2
= 0.8522

Let me elaborate on a few of these developments.
The sharp declines in agricultural commodity prices have closely followed the declines in oil prices. The chart on the right shows the high correlation between the daily closing prices of nearby corn and oil contracts this year.
Commodity traders view corn as an energy rather than food crop.

2008 ARA Conference and Exposition December 3, 2008
24
Another bumper crop is required in 2009
World Grain and Oilseed Stocks
250
300
350
400
450
500
550
600
650
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10
L
09/10
M
09/10
H
Mil Tonnes
10%
13%
16%
19%
22%
25%
28%
31%
34%
Percent
Stocks Percent of Use
Source: USDA and Mosaic (for 09/10 estimates)
2009/10 Scenario Assumptions
Low Medium High
Increase in Harvested Area (Mil HA) 6.7 6.7 6.7
Yield (Deviation from 10-Year Trend) Largest Negative 0 Largest Positive
Demand Growth 1.0% 2.0% 3.0%

The market, of course, is always right, but we are concerned about the signals agricultural commodity markets are sending to farmers right now.
Our analysis indicates that another bumper crop is required in 2009 to prevent global grain and oilseed stocks from declining to dangerously low levels by the end of the 2009/10 crop year.
Trend yields are not good enough to maintain let alone rebuild stocks and below-trend yields would send agricultural commodity markets into a panic similar to the one last June.  The bottom line is the world needs to produce another bin-buster crop in 2009.
We expect that agricultural prices will de-couple from energy prices at some point and markets will send stronger signals to farmers between now and next spring.

2008 ARA Conference and Exposition December 3, 2008
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A free-fall in raw materials costs
Sulphur Prices
c&f India
0
100
200
300
400
500
600
700
800
900
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon
Sulphur Prices
c&f Tampa
0
75
150
225
300
375
450
525
600
675
00 01 02 03 04 05 06 07 08 09
$ LT
Source: Green Markets

Crop nutrient markets are re-calibrating not only to lower grain and oilseed prices, but also to a free-fall in the costs of key raw materials.
This chart shows the rise and fall in the sulphur prices. Sulphur is a key raw material used to produce phosphate fertilizer.  Charts for other raw materials prices such as natural gas and anhydrous ammonia look similar.
In the case of sulphur, prices swings as large as $800 per tonne during the last 18 months have caused cost swings of more than $300 per tonne of DAP.
The sharp rise in raw materials costs pushed up prices earlier this year and the free-fall in these costs now are pushing down crop nutrient prices today.

2008 ARA Conference and Exposition December 3, 2008
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Crop nutrient markets re-calibrate
DAP Prices
fob Tampa Vessel
100
200
300
400
500
600
700
800
900
1000
1100
1200
1300
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon
Prilled Urea Prices
fob Yuzhnyy
50
150
250
350
450
550
650
750
850
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertilizer Week America

As a result, prices for many crop nutrient products have dropped sharply during the last several months due to lower demand prospects and the drop in raw materials costs.
This chart shows the sharp decline in urea and DAP prices during the last few months.

2008 ARA Conference and Exposition December 3, 2008
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Buyers step out of the market
U.S. DAP/MAP Domestic Shipments 2008/09
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 Actual 3-Yr Average
Source: TFI and Mosaic
North America MOP Domestic Shipments 2008/09
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr Ma Jun
Mil Tons
KCL
MIN MAX Range (2003/04-2007/08) 2008/09 Actual 3-Yr Average
Source: IPNI and Mosaic

I noted earlier that customers have stepped out of the market due to the expectation of lower prices, relatively high pipeline stocks and a late North American harvest.
These charts show domestic shipments of the leading phosphate and potash products during the first four months of the 2008/09 fertilizer year (or from July through October).
U.S. DAP/MAP shipments were down 35% from high levels a year ago. North America MOP shipments during the first four months of the fertilizer year were down 15% from levels last year.

2008 ARA Conference and Exposition December 3, 2008
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A perfect storm of another kind next spring?
Will the poor fall season result in a large spring season?
Will farm economics improve before spring planting?
Will grain prices decouple from energy prices?
Will input costs fall further?
How much were pipeline stocks drawn down?
Will financial markets stabilize and credit availability increase?
Can the supply chain move the volume needed next spring?
Is this the year the sky really
falls?

A key question is whether the perfect storm raging right now will spawn a perfect storm of another kind next spring.
By most accounts, the North American fall application season was one of, if not the, worst in modern history.  Will that result in an extraordinary spring season, especially if farm economics improve between now and planting season?
How much of a drawdown will take place in global pipeline this fall and winter.  Will financial markets stabilize and credit availability increase any time soon?
A perfect storm could test the capacity of the supply chain to deliver the volume of crop nutrients needed by farmers next spring. But that is not a new scenario. Producers and distributors warn retailers about transportation and logistical bottlenecks every year. Is this the year that the sky falls?

really

2008 ARA Conference and Exposition December 3, 2008
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Risk management issues
Volatile commodity business
Control what you can control
Save on the way up
Limited risk management tools
Financial instruments such as swaps
No price established (NPE) contracts
Mosaic’s FPD (future price determined) programs
Exclusive storage arrangements
Adjustments take time
Cost-plus retail pricing
Averaging-down retail inventory costs

Let me conclude with a few comments about risk management issues from a producer’s perspective.
First, we operate in markets that are global, cyclical and commodity based.  Unpredictable events such as a natural disaster or a political decision on the other side of the globe will impact the price of DAP in the middle of Illinois. No one has a crystal ball that will predict those events.
Second, control what you can control. That typically boils down to cost. For example, we are investing in a number of projects to improve the energy efficiency and productivity of our mines and chemical plants.
Third, save on the way up to provide protection on the way down.
Fourth, our business has limited risk management tools. Programs such as no-price-established contracts or exclusive storage arrangements between producers and distributors are useful tools and Mosaic offers a number of these programs.
Finally, adjustments take time, especially in a falling market at the retail level due to cost-plus pricing and the averaging down of inventory costs.  It may take more time than most people expect to work through the current situation.

The Race For Global Resources:
Implications For Crop Nutrient Markets
Jim Prokopanko
President and CEO
The Mosaic Company
2008 ARA Conference and Exposition
Austin, TX
December 3, 2008
Thank You for Your Business!

Thank you for your business and kind attention. 30